                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D. C.  20549




                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported)  JULY 16, 1998


                               AMC ENTERTAINMENT INC.
               (Exact name of registrant as specified in its charter)


           DELAWARE                   1-8747               43-1304369
(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)





  106 W. 14TH  STREET, KANSAS CITY, MO            64105-1977
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code    (816) 221-4000


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ITEM 5.  OTHER EVENTS

     (a) Attatched as Exhibit 99.1 and incorporated by reference is AMC Entertainment Inc.'s earnings release for the first quarter of fiscal year 1999, which was issued on July 16, 1998.


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     (b)  Set forth below are AMC Entertainment, Inc.'s unaudited Consolidated
Statements of Operations for the thirteen weeks ended July 2, 1998 and July
3, 1997 and the unaudited Consolidated Balance Sheets as of July 2, 1998 and April 2, 1998.

                      AMC ENTERTAINMENT INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                       Thirteen
                                                     Weeks Ended
                                                July 2,        July 3,
                                                 1998           1997
                                                 ----           ----
                                                     (Unaudited)
Revenues
 Admissions                                    $155,020       $125,998
 Concessions                                     73,817         59,072
 Other                                           10,213          9,392
                                               --------       --------
     Total revenues                             239,050        194,462
                                               --------       --------
Expenses
 Film exhibition costs                           85,208         71,142
 Concession costs                                11,450         10,056
 Other                                          106,288         78,472
                                               --------       --------
     Total cost of operations                   202,946        159,670
 General and administrative                      14,601         14,755
 Depreciation and amortization                   20,342         16,367
                                               --------       --------
     Total expenses                             237,889        190,792
                                               --------       --------
     Operating income                             1,161          3,670

Other expense (income)
  Interest expense
    Corporate borrowings                          6,386          5,899
    Capital lease obligations                     2,160          2,346
  Investment income                                (286)          (172)
  Gain on disposition of assets                  (1,393)        (1,178)
                                               --------       --------

Loss before income taxes                         (5,706)        (3,225)
Income tax provision                             (2,650)        (1,386)
                                               --------       --------
Net loss                                       $ (3,056)      $ (1,839)
                                               ========       ========
Preferred dividends                                   -          1,369
                                               --------       --------

Net loss for common shares                     $ (3,056)      $ (3,208)
                                               ========       ========
Loss per share:
 Basic                                         $  (0.13)      $  (0.18)
                                               ========       ========
 Diluted                                       $  (0.13)      $  (0.18)
                                               ========       ========



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

                                     AMC ENTERTAINMENT INC. AND SUBSIDIARIES
                                           CONSOLIDATED BALANCE SHEETS
                                       (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                             July 2,       April 2,
                                                                                              1998           1998
                                                                                              ----           ----
                                                                                          (Unaudited)

                                                      ASSETS
Current assets:
 Cash and equivalents                                                                       $ 34,767       $  9,881
 Receivables, net of allowance for doubtful accounts of
  $741 as of July 2, 1998 and $706 as of April 2, 1998                                        15,818         13,018
 Reimbursable construction advances                                                           25,571         58,488
 Other current assets                                                                         29,197         25,736
                                                                                            --------       --------
    Total current assets                                                                     105,353        107,123
Property, net                                                                                598,422        562,158
Intangible assets, net                                                                        21,646         22,066
Other long-term assets                                                                       102,480        104,433
                                                                                            --------       --------
    Total assets                                                                            $827,901       $795,780
                                                                                            ========       ========
                                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                                          $ 86,083       $ 72,633
  Construction payables                                                                       17,440         24,588
  Accrued expenses and other liabilities                                                      78,419         72,598
  Current maturities of corporate borrowings and capital lease obligations                     4,039          4,017
                                                                                            --------       --------
    Total current liabilities                                                                185,981        173,836
Corporate borrowings                                                                         375,500        348,990
Capital lease obligations                                                                     49,534         50,605
Other long-term liabilities                                                                   80,509         82,894
                                                                                            --------       --------
    Total liabilities                                                                        691,524        656,325
                                                                                            --------       --------
Stockholders' equity:
  $1.75 Cumulative Convertible Preferred Stock, 66 2/3 CENTS par value; 0 shares issued and outstanding as of July 2, 1998 and 1,800,331 shares issued and outstanding as of April 2, 1998
   (aggregate liquidation preference of $0 as of July 2, 1998 and $82,590
   as of April 2, 1998)                                                                            -          1,200
  Common Stock, 66 2/3 CENTS par value; 18,473,934 shares issued as of
   July 2, 1998 and 15,376,811 shares issued as of April 2, 1998                              12,316         10,251
  Convertible Class B Stock, 66 2/3 CENTS par value; 5,015,657 shares issued
   and outstanding as of July 2, 1998 and April 2, 1998                                        3,344          3,344
  Additional paid-in capital                                                                 106,713        107,676
  Foreign currency translation adjustment                                                     (3,613)        (3,689)
  Retained earnings                                                                           17,986         21,042
                                                                                            --------       --------
                                                                                             136,746        139,824
  Less - Common Stock in treasury, at cost,
    20,500 shares as of July 2, 1998 and April 2, 1998                                          (369)          (369)
                                                                                            --------       --------
    Total stockholders' equity                                                               136,377        139,455
                                                                                            --------       --------
  Total liabilities and stockholders' equity                                                $827,901       $795,780
                                                                                            ========       ========



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

27.   Financial Data Schedule

99.1  July 16, 1998 earnings release


                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMC ENTERTAINMENT INC.



Date:  July 17, 1998               By:  /s/Richard L. Obert
                                        -----------------------------------
                                        Richard L. Obert
                                        Senior Vice President and
                                        Chief Accounting and
                                        Information Officer


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